UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2011

ODYSSEY MARINE EXPLORATION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31895	84-1018684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5215 West Laurel Street

Tampa, Florida 33607

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (813) 876-1776

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 20, 2009, the Securities and Exchange Commission (the “Commission”) declared effective the Registration Statement on Form S-3 (the “Registration Statement”) of Odyssey Marine Exploration, Inc. (the “Odyssey”) (Registration No. 333-162971), which permits Odyssey to issue up to an aggregate of $50,000,000 of common stock, preferred stock, warrants, and debt securities.

Odyssey has filed with the Commission a prospectus, consisting of a prospectus supplement dated June 15, 2011, together with a base prospectus dated November 20, 2009. The prospectus contemplates the sale of 4,800,000 shares of common stock (plus an additional 720,000 shares of common stock if the underwriters’ over-allotment is exercised in full) pursuant to a purchase agreement entered into between Odyssey and Craig-Hallum Capital Group LLC, as representative of the several underwriters, dated June 15, 2011 (the “Purchase Agreement”). The underwritten shares will be sold to the underwriters for $2.8365 per share, and the public offering price for the underwritten shares will be $3.05 per share. Odyssey expects to receive approximately $13.6 million in net proceeds from the offering, which is subject to closing conditions. On June 16, 2011, Odyssey issued a press release announcing the pricing of the offering.

In order to furnish certain exhibits for incorporation by reference into the Registration Statement, Odyssey is filing the Purchase Agreement, the press release, and an opinion Odyssey received from its counsel regarding the validity of the shares to be sold pursuant to the prospectus as Exhibit 1.01, Exhibit 99.01, and Exhibit 5.01, respectively, and such exhibits are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

1.01	Purchase Agreement dated June 15, 2011, between Odyssey Marine Exploration, Inc. and Craig-Hallum Capital Group LLC, as representative of the several underwriters.

5.01	Opinion of Akerman Senterfitt.

23.02	Consent of Akerman Senterfitt (included in Exhibit 5.01).

99.01	Press release issued by Odyssey Marine Exploration, Inc. on June 16, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYSSEY MARINE EXPLORATION, INC.

Dated: June 16, 2011	By:	/s/ Michael J. Holmes
Michael J. Holmes
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

1.01	Purchase Agreement dated June 15, 2011, between Odyssey Marine Exploration, Inc. and Craig-Hallum Capital Group LLC, as representative of the several underwriters.

5.01	Opinion of Akerman Senterfitt.

23.02	Consent of Akerman Senterfitt (included in Exhibit 5.01).

99.01	Press release issued by Odyssey Marine Exploration, Inc. on June 16, 2011.